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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) OCTOBER 12, 1998




                                  AMRESCO, INC.
             (Exact name of registrant as specified in its charter)







         DELAWARE                     001-11599                  59-1781257
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)




                             700 NORTH PEARL STREET
                               SUITE 2400, LB 342
                               DALLAS, TEXAS 75201
               (Address of principal executive offices) (zip code)



       Registrant's telephone number, including area code: (214) 953-7700




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ITEM 5.           OTHER EVENTS.

         On October 12, 1998, AMRESCO, INC. (the "Company") completed the sale of approximately $936 million of commercial mortgage loans.

         On October 19, 1998, the Company completed the sale of approximately $1.0 billion of home equity loans and entered into a commitment to sell approximately $400 million of additional home equity loans.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      EXHIBITS
                           99.1     Press Release dated October 12, 1998.
                           99.2     Press Release dated October 19, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMRESCO, INC.

Date: October 21, 1998                 By: /s/ L. KEITH BLACKWELL
                                           ------------------------
                                           Name:  L. Keith Blackwell
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary




                                       -2-

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                                  EXHIBIT INDEX
                                  -------------

Item No.          Description
-------           -----------

99.1              Press Release dated October 12, 1998.
99.2              Press Release dated October 19, 1998.